AMENDMENT TO

SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT is made on July 6, 2006 (the “Amendment”) by and among MEDecision, Inc., a Pennsylvania corporation (the “Company”) and the parties listed on the signature pages hereto (collectively, the “Investors”), and amends that certain Second Amended and Restated Registration Rights Agreement (the “Agreement”) among the Company and the Holders party thereto (as such term is defined in the Agreement) dated September 25, 2001. Except as otherwise set forth herein, capitalized terms not otherwise defined herein have the meanings set forth in the Agreement.

BACKGROUND

A. As of the date of this Amendment, the Existing Holders consist of: Liberty Ventures I, L.P., Commonwealth Venture Partners II, L.P. and Stockwell Fund, LP.

B. As of the date of this Amendment, the Additional Holders consist of: Anne Kavanagh, Britannia Holdings Limited, Cap Gemini Ernst & Young US, LLC, Carl E. Smith, Chris Masso, David R. Bohn, DWS Investments, GmbH, E. Galey Clarke, Elizabeth Gross Weese Trust (Brian D. Weese, Trustee), Frank Drazka, Grotech Partners V, L.P., Grotech V Maryland Fund, L.P., Harrison Wehner, III, J. Allen Dougherty TTEE UTD 12/22/97 FBO Peter Wetherill, Janney Montgomery Scott LLC, John Torrence, Kevin Gilbert, Leonard Brooks, III, Liberty Ventures I, L.P., Liberty Ventures II, L.P., Mark O’Neill, Martin Magida, Michael Savage, Mitchell T. Levine, Paul and Paula Ambrose, JTWROS, Peter Zurkow, Phillip K. Keating, Samuel D. Weaver, Schnader Harrison Segal & Lewis Retirement Plan, Stephen Todd Walker, Stockwell Fund, LP, Suzie MacCagnan, Terri Moffa Paramito and Albert J. Paramito, JT Ten, The Peregrine Equity Fund, LLP and UBS Warburg LLC.

C. As of the date of this Amendment, the Holders of Forced Conversion Common Stock consist of: Cap Gemini Ernst & Young US, LLC, DWS Investments, GmbH, Janney Montgomery Scott LLC, Suzie MacCagnan and UBS Warburg LLC.

D. The Agreement may be amended by the written consent of (i) the Company, (ii) the Holders who beneficially own at least two-thirds of the currently outstanding Registrable Securities excluding Forced Common Conversion Stock and (iii) in the event that an amendment shall remove the rights of the Holders of Forced Conversion Common Stock, Holders of Forced Conversion Common Stock holding at least two-thirds of the outstanding Forced Conversion Common Stock.

E. The Company and the Investors desire to amend the Agreement as set forth below.

F. The Investors constitute (i) the Holders who beneficially own at least two-thirds of the currently outstanding Registrable Securities excluding Forced Common Conversion Stock and (iii) the Holders of Forced Conversion Common Stock holding at least two-thirds of the outstanding Forced Conversion Common Stock.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors, intending to be legally bound hereby, agree as follows:

1. Amendment. Section 1.2.2 of the Agreement is hereby amended in its entirety to read in its entirety as follows:

“Reduction. If a registration in which any Holder has the right or is otherwise permitted to participate pursuant to this Section 1.2 is (i) the QIPO, the Company may limit, to the extent so advised in writing by the underwriters, the amount of securities (including Registrable Securities) to be included in the registration by the Company’s stockholders (including the Holders), or may exclude, to the extent so advised in writing by the underwriters, such securities (including Registrable Securities) entirely from the QIPO, or (ii) an underwritten registration subsequent to the QIPO, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company may limit the amount of securities (including Registrable Securities) to be included in such registration by the Company’s stockholders (including the Holders) as follows: (a) the amount of such shares that may be included in such registration pursuant to the forgoing provisions of this Section 1.2.2 will first be allocated pro rata among all of the Additional Holders, excluding Holders of Forced Conversion Common Stock, exercising piggyback registration rights pursuant to Section 1.2 in proportion to the number of shares of Registrable Securities owned by them, second be allocated pro rata among all of the Existing Holders, excluding Holders of Forced Conversion Common Stock, joining in the registration pursuant to Section 1.2 in proportion to the number of shares of Registrable Securities owned by them, third, be allocated pro rata among all Holders of Forced Conversion Common Stock exercising piggyback registration rights pursuant to Section 1.2 in proportion to the number of shares of Registrable Securities owned by them, and fourth to any other party seeking to participate in the offering; provided, however, that (a) no shares proposed to be included by an Additional Holder, excluding Holders of Forced Conversion Common Stock, shall be excluded if any shares proposed to be sold by Holders of Forced Conversion Common Stock or other stockholders who are not Additional Holders are included, (b) if all Registrable Securities proposed to be included by the Additional Holders, excluding Holders of Forced Conversion Common Stock, are included, no shares proposed to be included by an Existing Holder shall be excluded if any shares proposed to be sold by Holders of Forced Conversion Common Stock or other stockholders who are not Additional Holders or Existing Holders are included and (c) if all Registrable Securities proposed to be included by Additional Holders, excluding Holders of Forced Conversion Common Stock, and the Existing Holders are included, no shares proposed to be included by a Holder of Forced Conversion Common Stock shall be excluded if any shares proposed to be sold by other stockholders who are not Holders are included.”

2. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of all the successors and assigns, respectively, of each party to the Agreement.

3. Governing Law. This Amendment shall be governed by the laws of the Commonwealth of Pennsylvania without regard to conflict of law provisions of the Commonwealth of Pennsylvania or any other jurisdiction.

4. Ratification. Except as expressly waived, amended, modified or supplemented hereby, the Agreement and the respective rights and obligations of each party thereto which are provided therein are hereby ratified and confirmed and shall continue in full force and effect. This Amendment shall not be considered a waiver or amendment of any party’s rights under the Agreement, except as the same are expressly amended or supplemented hereby.

5. Counterparts. This Amendment may be executed in multiple counterparts, whether by facsimile or otherwise, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, this AMENDMENT TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT has been duly executed and delivered by each party hereto as of the date first written above.

MEDECISION, INC.
By:	/s/ David St. Clair

Name:	David St. Clair
Title:	Chairman and CEO

LIBERTY VENTURES I, L.P.
By:	Liberty Ventures, Inc.
Its:	General Partner

By:	/s/ Thomas R. Morse

Name:	Thomas R. Morse
Title:	President

LIBERTY VENTURES II, L.P.
By:	Liberty Ventures Partners II, LLC
Its:	General Partner

By:	/s/ Thomas R. Morse

Name:	Thomas R. Morse
Title:	Managing Director

COMMONWEALTH VENTURE PARTNERS II, L.P.
By:	/s/ Thomas R. Morse

Name:	Thomas R. Morse
Title:	General Partner

STOCKWELL FUND, LP
By:	Stockwell Managers, LLC
Its:	General Partner

By:	/s/ Matthew Klinger

Name:	Matthew Klinger
Title:	Vice President

GROTECH PARTNERS V, L.P.
By:	Grotech Capital Group V, L.L.C.
Its:	General Partner

By:	/s/ Frank Adams

Name:	Frank Adams
Title:	Managing Partner

GROTECH MARYLAND FUND L.P.
By:	Grotech Capital Group V, L.L.C.
Its:	General Partner

By:	/s/ Frank Adams

Name:	Frank Adams
Title:	Managing Partner